UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 24, 2013

Date of Report (Date of earliest event reported)

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SONIC CORP.

(Exact name of registrant as specified in its charter)

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Delaware	0-18859	73-1371046
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

300 Johnny Bench Drive	73104
Oklahoma City, Oklahoma	(Zip Code)
(Address of Principal Executive Offices)

(405) 225-5000

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 24, 2013, Sonic Corp. (the “Registrant”) issued a press release announcing results for its third fiscal quarter of 2013. The information in the press release attached hereto as Exhibit 99 is furnished pursuant to this Item 2.02.

Item 9.01. Financial Statements and Exhibits.

(d )  Exhibits.

99  Press Release, dated June 24, 2013, announcing results for the third fiscal quarter of 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: June 24, 2013	By: /s/ Stephen C. Vaughan
Stephen C. Vaughan,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated June 24, 2013, announcing results for the third fiscal quarter of 2013.